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                                                                    EXHIBIT 32.1


    CERTIFICATION OF JERRY A. GREENBERG, J. STUART MOORE AND SUSAN D. COOKE
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certifies that the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.

            SIGNATURE                        TITLE                     DATE
            ---------                        -----                     ----

     /s/ JERRY A. GREENBERG        Co-Chief Executive Officer     August 9, 2004
--------------------------------   Co-Chairman of the Board
       Jerry A. Greenberg

            SIGNATURE                        TITLE                     DATE
            ---------                        -----                     ----

  /s/    J. STUART MOORE           Co-Chief Executive Officer     August 9, 2004
--------------------------------   Co-Chairman of the Board
         J. Stuart Moore

            SIGNATURE                        TITLE                     DATE
            ---------                        -----                     ----

 /s/     SUSAN D. COOKE            Chief Financial Officer        August 9, 2004
--------------------------------
         Susan D. Cooke

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Sapient Corporation and will be retained by Sapient Corporation and furnished to the Securities and Exchange Commission or its staff upon request.